SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 3, 2011

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2011, Discovery Laboratories, Inc. (the “Company”), held its Annual Meeting of Stockholders (“Annual Meeting”). As set forth in Item 5.07, the stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $.001 per share (“Common Stock”), from 50 million shares to 100 million shares. On October 3, 2011, the Company filed a Certificate of Amendment to the Certificate of Incorporation to effect the Amendment., a copy of which is filed as Exhibit 3(i) hereto and is incorporated by reference herein.

Item 5.07.                      Submission of Matters to a Vote of Securityholders.

The following matters were voted on by the stockholders of the Company at the Annual Meeting:  (i) the election of five directors; (ii) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) the Amendment; and (iv) the new Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) with 3.7 million shares of Common Stock available for issuance under such plan.  The results of the stockholder votes are as follows:

 (i)           Election of Directors: each of the nominees for director was elected by a plurality of the votes cast by stockholders as follows:

	For	Withheld	Broker Non-Votes
W. Thomas Amick	7,062,484	669,552	11,567,882
Antonio Esteve, Ph.D.	5,924,444	1,807,592	11,567,882
Max E. Link, Ph.D.	7,075,102	656,934	11,567,882
Bruce A. Peacock	7,167,523	564,513	11,567,882
Marvin E. Rosenthale, Ph.D.	7,038,397	693,639	11,567,882

 (ii)           Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011: this proposal was approved by a majority of shares present at the meeting and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
18,553,446	549,310	197,162

  (iii)           Authorizing the filing of the Amendment:  this proposal was approved by a majority of the outstanding shares eligible to vote and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
15,226,230	4,026,654	47,034

 (iv)           The 2011 Plan with 3.7 million shares of Common Stock available for issuance under such plan was approved by the affirmative vote of a majority of the shares present at the meeting, and was therefore, adopted. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
6,428,331	1,284,759	18,946	11,567,882

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Discovery Laboratories, Inc. filed on October 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ W. Thomas Amick
Name: W. Thomas Amick
Title: Chairman of the Board and
Chief Executive Officer

Date:  October 3, 2011